Subsequent Events	3 Months Ended
Feb. 28, 2019
Subsequent Events [Abstract]
Subsequent Events

In March 2019, the Company received formal notice that the Nasdaq Hearings Panel had determined to delist the Company’s shares from Nasdaq based upon the Company’s non-compliance with the $1.00 bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2). The suspension of trading on Nasdaq took effect at the open of business on March 21, 2019.

Effective March 21, 2019 the Company’s shares started trading on the OTCQB Venture Market.

In March 2019, 1,687,000 stock options were granted to management and other employees and 200,000 stock options were granted to non-management members of the Board of Directors.

On April 4, 2019, a tentative approval from TSX was received for a proposed refinancing of the 2013 Debenture subject to certain conditions being met. As a result of the proposed refinancing, the principal amount owing under the 2013 Debenture will be refinanced by a new debenture (the “New Debenture”). If issued, the New Debenture will have a principal amount of $1,050,000, and will mature on November 1, 2019, bear interest at a rate of 12% per annum and be convertible into 1,779,661 common shares of the Company at a conversion price of $0.59 per common share. Dr. Isa Odidi and Dr. Amina Odidi, who are shareholders, directors, and executive officers of the Company, will be the holders of the New Debenture.

On April 12, 2019, Mallinckrodt and the Company mutually agreed to terminate their Commercial Supply Agreement (the “Mallinckrodt agreement”) effective no later than August 31, 2019. Under the terms of the mutual agreement, Mallinckrodt has been released from certain obligations under the agreement as of April 12, 2019. The Company is in discussions with other parties who are interested in marketing and distributing the Company’s products which have been licensed under the Mallinckrodt agreement.